UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 13, 2010
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.01
EX-4.01
EX-4.02
EX-5.01

Item 1.01. Entry into a Material Definitive Agreement.
     On September 13, 2010, Symantec Corporation (“Symantec”) entered into an underwriting agreement with J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and UBS Securities LLC, on behalf of the several underwriters named therein in connection with the offer and sale of $350,000,000 of Symantec’s 2.750% Senior Notes due 2015 (the “2015 Notes”) and $750,000,000 of its 4.200% Senior Notes due 2020 (the “2020 Notes” and together with the 2015 Notes, the “Notes”) in an underwritten public offering. The Notes are being issued today pursuant to the Indenture, dated as of September 16, 2010, (the “Indenture”) between Symantec and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and related Officers’ Certificate (the “Officers’ Certificate”) thereunder, with the following principal terms.
     The 2015 Notes will bear interest at a rate of 2.750% per annum and the 2020 Notes will bear interest at a rate of 4.200% per annum, in each case payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2011. The 2015 Notes and the 2020 Notes will mature on the 15th day of September in 2015 and 2020, respectively.
     The Notes will rank equally in right of payment with all existing and future unsecured and unsubordinated obligations of Symantec, including Symantec’s 0.75% Convertible Senior Notes due 2011 and 1.00% Convertible Senior Notes due 2013 and indebtedness Symantec may incur from time to time under the four-year senior unsecured $1 billion revolving credit facility that Symantec entered into on September 8, 2010.
     In the event of a “change of control repurchase event” (as defined in the Officers’ Certificate), the holders of the Notes may require Symantec to repurchase all or a portion of their Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and any unpaid interest.
     The relevant terms of the Indenture, Officers’ Certificate and Notes are described in the section entitled “Description of Notes” of the prospectus supplement, dated September 13, 2010, filed with the Securities and Exchange Commission (the “Commission”) by Symantec on September 14, 2010, and in the section entitled “Description of Debt Securities” of the prospectus, dated September 13, 2010, included in the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Commission on September 13, 2010 (Registration No. 333-169330). Those descriptions and the descriptions above are summaries and are qualified in their entirety by the Underwriting Agreement, the Indenture, the Officers’ Certificate, the form of 2015 Note and the form of 2020 Note filed as Exhibit Nos. 1.01, 4.01, 4.02, 4.03 and 4.04, respectively, to this current report on Form 8-K, all of which are incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.01	Underwriting Agreement, dated September 13, 2010, by and among Symantec, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and UBS Securities LLC, on behalf of the several underwriters named therein
4.01	Indenture, dated September 16, 2010, between Symantec Corporation and Wells Fargo Bank, National Association, as trustee
4.02	Officers’ Certificate dated September 16, 2010
4.03	Form of Global Note for Symantec’s 2.750% Senior Notes due 2015 (contained in Exhibit No. 4.02)
4.04	Form of Global Note for Symantec’s 4.200% Senior Notes due 2020 (contained in Exhibit No. 4.02)
5.01	Opinion of Fenwick & West LLP
23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION
Date: September 16, 2010	By:	/s/ Scott C. Taylor
Scott C. Taylor
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.01	Underwriting Agreement, dated September 13, 2010, by and among Symantec, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and UBS Securities LLC, on behalf of the several underwriters named therein
4.01	Indenture, dated September 16, 2010, between Symantec Corporation and Wells Fargo Bank, National Association, as trustee
4.02	Officers’ Certificate dated September 16, 2010
4.03	Form of Global Note for Symantec’s 2.750% Senior Notes due 2015 (contained in Exhibit No. 4.02)
4.04	Form of Global Note for Symantec’s 4.200% Senior Notes due 2020 (contained in Exhibit No. 4.02)
5.01	Opinion of Fenwick & West LLP
23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)